Exhibit 99.2


                     TRANSPORT CORPORATION OF AMERICA, INC.
                Unaudited Pro Forma Combined Financial Statements

On June 30, 1998, Transport Corporation of America, Inc. (the "Company") acquired all of the issued and outstanding capital stock of North Star Transport, Inc. ("North Star") pursuant to a Stock Purchase Agreement dated May 20, 1998 and as amended June 30, 1998, effective July 1, 1998. The purchase price paid by the Company consisted of 1,200,000 shares of the Company's Common Stock (valued at $16.89 per share) and $15,800,000 in cash.

The acquisition is accounted for using the purchase method of accounting. The total purchase price for the acquisition has been allocated to tangible and intangible assets and liabilities based upon management's estimates of their fair value on the acquisition date. The excess of purchase price over fair value of net assets acquired has been recorded as goodwill with amortization on a straight-line basis over 25 years.

The following unaudited pro forma financial statements are based on available information and certain assumptions which management believes are reasonable and appropriate to give effect to the North Star acquisition as if the transaction occurred at June 30, 1998 for the pro forma balance sheet and as if it had occurred on January 1, 1997 for the pro forma income statement. No adjustments have been made to the historical results to reflect anticipated improvements which may be realized in the future. Accordingly, the pro forma statements may not be indicative of actual results of operations or financial condition which would have been obtained, or which may be realized in the future, if the acquisition had occurred on January 1, 1997.

               (Balance of page has been intentionally left blank)

                     TRANSPORT CORPORATION OF AMERICA, INC.
                   UNAUDITED COMBINED PRO FORMA BALANCE SHEET
                               AS OF JUNE 30, 1998
                                 (IN THOUSANDS)

                                                                            HISTORICAL
                                                               ---------------------------------------
                                                                  TRANSPORT      NORTH         PRO FORMA  PRO FORMA
                                                                   AMERICA       STAR        ADJUSTMENTS  FOOTNOTES       COMBINED
                                                               --------------------------------------------------------------------
ASSETS:
Current assets:
    Cash and cash equivalents                                           $ 66        $ 245            $ -                     $ 311
    Trade receivables, net of allowances                              19,474        6,446          1,823      (1)           27,743
    Other receivables                                                    964                                                   964
    Operating supplies                                                   960                                                   960
    Deferred income taxes                                              3,628                                                 3,628
    Prepaid expenses and tires                                         3,189        1,132                                    4,321
                                                                    --------     --------        -------                 ---------

        Total current assets                                          28,281        7,823          1,823                    37,927

Revenue equipment, at cost                                           145,072       21,133        (10,790)     (2)          155,415
    Less: accumulated depreciation                                   (36,871)      (9,303)         9,303      (2)          (36,871)
                                                                    --------     --------        -------                 ---------

        Net revenue equipment                                        108,201       11,830         (1,487)                  118,544

Property, other equipment, and improvements:
    Land, buildings, and improvements                                 17,421           13                                   17,434
    Furniture and other equipment                                      8,105        1,833                                    9,938
    Less: accumulated depreciation                                    (6,887)      (1,185)                                  (8,072)
                                                                    --------     --------        -------                 ---------

        Net property, other equipment, and improvements               18,639          661                                   19,300

Deposit on acquisition                                                15,800                     (15,800)     (3)                0
Goodwill                                                                                          23,950      (3)           23,950
Other assets, net                                                      2,174           73           (106)     (4)            2,141
                                                                    --------     --------        -------                 ---------
  TOTAL OTHER ASSETS                                                  17,974           73          8,044                    26,091
                                                                    --------     --------        -------                 ---------

    TOTAL ASSETS                                                    $173,095     $ 20,387        $ 8,380                 $ 201,862
                                                                    ========     ========        =======                 =========

LIABILITIES & STOCKHOLDERS' EQUITY:
Current liabilities:
    Note payable to bank                                            $ 11,670          $ -            $ -                  $ 11,670
    Current maturities of long-term debt                              22,083        1,508                                   23,591
    Accounts payable                                                   4,593        1,364                                    5,957
    Checks issued in excess of cash balances                           1,803                                                 1,803
    Due to independent contractors                                     1,793          512                                    2,305
    Accrued expenses                                                  11,968        1,809          1,624      (1,3)         15,401
                                                                    --------     --------        -------                 ---------

        Total current liabilities                                     53,910        5,193          1,624                    60,727

Long term debt, less current maturities                               42,953        1,682                                   44,635

Deferred income taxes                                                 21,421                                                21,421

Common stock with non-detachable put option                                                       20,268      (3)           20,268

Stockholders' equity:
    Common stock                                                          67            6             (6)     (3)               67
    Additional paid-in capital                                        24,312        1,839         (1,839)     (3)           24,312
    Retained earnings                                                 30,432       11,667        (11,667)     (3)           30,432
                                                                    --------     --------        -------                 ---------

        Total stockholders' equity                                    54,811       13,512        (13,512)                   54,811
                                                                    --------     --------        -------                 ---------

    TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                      $173,095     $ 20,387        $ 8,380                 $ 201,862
                                                                    ========     ========        =======                 =========


                     TRANSPORT CORPORATION OF AMERICA, INC.
               UNAUDITED COMBINED PRO FORMA STATEMENT OF EARNINGS
                         SIX MONTHS ENDED JUNE 30, 1998
              (IN THOUSANDS, EXCEPT SHARES AND EARNINGS PER SHARE)

                                                             HISTORICAL
                                               ------------------------------------
                                                   TRANSPORT           NORTH            PRO FORMA       PRO FORMA
                                                    AMERICA             STAR           ADJUSTMENTS      FOOTNOTES      COMBINED
                                               ---------------------------------------------------------------------------------
OPERATING REVENUES                                   $102,563          $36,888               $ 474        (1)          $ 139,925

OPERATING EXPENSES:
  Salaries, wages, and benefits                        31,165            3,134                   9        (1)             34,308
  Fuel, maintenance, and other expense                 13,202            1,793                  19        (1)             15,014
  Purchased transportation                             29,397           26,697                 325        (1)             56,419
  Revenue equipment leases                              1,915                                                              1,915
  Depreciation and amortization                         9,104              931                                            10,035
  Insurance, claims, and damage                         2,915            1,120                  10        (1)              4,045
  Taxes and licenses                                    1,750              408                   -        (1)              2,158
  Communication                                         1,265              354                   2        (1)              1,621
  Other general and administrative expenses             4,072            1,019                (176)       (1, 4, 5)        4,915
  Gain on disposition of equipment                        (59)             (34)                                              (93)
                                                      -------          -------            --------                       -------
     TOTAL OPERATING EXPENSES                          94,726           35,422                 189                       130,337
                                                      -------          -------            --------                       -------
     OPERATING INCOME                                   7,837            1,466                 285                         9,588

OTHER INCOME (EXPENSE):
Interest expense                                       (2,190)            (157)               (666)       (6)             (3,013)
Interest income                                           116                8                                               124
Amortization of goodwill                                                                      (480)       (7)               (480)
                                                      -------          -------            --------                       -------
     TOTAL OTHER INCOME (EXPENSE)                      (2,074)            (149)             (1,146)                       (3,369)

     EARNINGS BEFORE INCOME TAXES                       5,763            1,317                (861)                        6,219

Provision for income taxes                              2,249                                  178        (8, 9)           2,427
                                                      -------          -------            --------                       -------

     NET EARNINGS                                     $ 3,514          $ 1,317            $ (1,039)                      $ 3,792
                                                      =======          =======            ========                       =======

Earnings per common share
    Basic                                              $ 0.53                                                             $ 0.48
    Diluted                                            $ 0.52                                                             $ 0.47

Average common shares outstanding
    Basic                                           6,691,223                            1,200,000        (10)         7,891,223
    Diluted                                         6,776,435                            1,213,810        (10)         7,990,245


                     TRANSPORT CORPORATION OF AMERICA, INC.
               UNAUDITED COMBINED PRO FORMA STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1997
              (IN THOUSANDS, EXCEPT SHARES AND EARNINGS PER SHARE)

                                                              HISTORICAL
                                                  -------------------------------------
                                                     TRANSPORT            NORTH            PRO FORMA       PRO FORMA
                                                      AMERICA             STAR            ADJUSTMENTS      FOOTNOTES    COMBINED
                                                  --------------------------------------------------------------------------------

OPERATING REVENUES                                     $186,392           $70,015                $ 166       (1)         $ 256,573

OPERATING EXPENSES:
  Salaries, wages, and benefits                          53,166             6,894               (1,373)      (1, 5)         58,687
  Fuel, maintenance, and other expense                   25,028             3,320                    7       (1)            28,355
  Purchased transportation                               55,614            50,488                  114       (1)           106,216
  Revenue equipment leases                                4,894                                                              4,894
  Depreciation and amortization                          15,494             1,679                                           17,173
  Insurance, claims, and damage                           5,620             1,272                    3       (1)             6,895
  Taxes and licenses                                      3,249               682                    1       (1)             3,932
  Communication                                           2,071               581                    1       (1)             2,653
  Other general and administrative expenses               6,409             1,625                   35       (1, 4, 5)       8,069
  Gain on disposition of equipment                       (1,336)              (36)                                          (1,372)
                                                        -------           -------             --------                     -------
     TOTAL OPERATING EXPENSES                           170,209            66,505               (1,212)                    235,502
                                                        -------           -------             --------                     -------
     OPERATING INCOME                                    16,183             3,510                1,378                      21,071

OTHER INCOME (EXPENSE):
Interest expense                                         (3,307)             (341)              (1,334)      (6)            (4,982)
Interest income                                              65                17                                               82
Amortization of goodwill                                                                          (960)      (7)              (960)
Miscellaneous                                                                   1                                                1
                                                        -------           -------             --------                     -------
     TOTAL OTHER INCOME (EXPENSE)                        (3,242)             (323)              (2,294)                     (5,859)

     EARNINGS BEFORE INCOME TAXES                        12,941             3,187                 (916)                     15,212

Provision for income taxes                                5,189                                    911       (8, 9)          6,100
                                                        -------           -------             --------                     -------

     NET EARNINGS                                       $ 7,752           $ 3,187             $ (1,827)                    $ 9,112
                                                        =======           =======             ========                     =======

Earnings per common share
    Basic                                                $ 1.18                                                             $ 1.17
    Diluted                                              $ 1.15                                                             $ 1.11

Average common shares outstanding
    Basic                                             6,568,444                              1,200,000       (10)        7,768,444
    Diluted                                           6,734,352                              1,485,789       (10)        8,220,141



                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

1. Revenue, expenses and associated balance sheet accounts are adjusted to conform North Star historical revenue recognition policy with Transport America's revenue recognition policy.

2.       To record North Star's revenue equipment at fair market value.

3. Goodwill represents the excess of the purchase price over the fair market value of net assets acquired.

4.       Other assets consist of a three year Covenant Not to Compete.

5. Historical expenses are adjusted to eliminate certain non-recurring expenses associated with the sale of North Star, including employment agreements, and legal and audit fees.

6. Interest expense related to the cash portion of the purchase price is calculated using the Company's actual short-term borrowing rates, ranging from 8.25% to 8.50%, during pro forma periods.

7. Goodwill is amortized on a straight-line basis over its estimated useful life of 25 years.

8. Historical income taxes are adjusted to be consistent with the marginal tax rates which were in effect for Transport America during the pro forma periods.

9. The income tax effect of pro forma adjustments is computed using marginal tax rates which are consistent with those which were in effect for Transport America during the pro forma periods.

10. Pro forma earnings per share is calculated to give effect to the 1,200,000 shares issued at the acquisition date as if outstanding for all periods presented. Pro forma diluted earnings per share has been computed using the "reverse treasury stock" method in the periods presented. The reverse treasury stock methods gives effect to the put options issued in connection with the purchase of North Star for the periods the put options are "in the money." Incremental shares that result from applying the reverse treasury stock method are 13,810 for the six months ended June 30, 1998, and 285,789 for the twelve months ended December 31, 1997.